UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006 Date of reporting period: August 1, 2005—July 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Growth Opportunities Fund

7|31|06

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Growth Opportunities Fund

7| 31| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	53
Brokerage commissions	53
About the Trustees	54
Officers	60

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Over the last three months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. Beginning in May, a more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the previous three months of the period.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Economic growth may, indeed, be slowing somewhat as a result of the higher rates, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment. The recent correction brought valuations back to attractive levels, creating opportunities in a wide array of markets and sectors. Furthermore, since the Fed paused in its tightening cycle shortly after the close of the reporting period, the market atmosphere has gradually become more optimistic. Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

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We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended July 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Growth Opportunities Fund: seeking America’s biggest growing companies

When Putnam Growth Opportunities Fund opened to the investing public in August 1997, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

Nine years later, the fund continues to target the stocks of these companies, using rigorous research techniques to identify those believed to have both a competitive edge in markets around the world and the potential to gain market dominance and produce strong profits. Of course, as with any fund that invests in growth stocks, there are risks involved. The fund’s focus on large U.S. companies can affect its performance, particularly during times when large-cap stocks are out of favor. The management team seeks to manage this risk by investing with a long-term perspective, looking for companies it believes have the fundamental strength to deliver results over time, despite market setbacks. While the fund favors growth stocks, the team also seeks to cushion the impact of market volatility at times when this style of investing is out of favor.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies have been able to weather the tough times, many that were in the fund’s portfolio in the mid-1990s have continued to grow and prosper. Several of

Putnam Growth Opportunities Fund seeks to invest in leading large companies with the potential to grow rapidly.

them, including Microsoft, Intel, and The Home Depot, have since been added to the select group of 30 companies that make up the Dow Jones Industrial Average.

Regardless of how market conditions change in the years ahead, the management team of Putnam Growth Opportunities Fund will remain focused on finding leading companies that are growing faster than the market.

Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Growth Opportunities Fund seeks capital appreciation by investing primarily in stocks of large U.S. companies. The fund targets established companies that management believes are leaders in their industries and have the potential to grow rapidly. The portfolio may be appropriate for investors who are willing to assume above-average risk in pursuit of capital appreciation.

Highlights

* Putnam Growth Opportunities Fund’s class A shares returned –0.74% without sales charges during its fiscal year ended July 31, 2006.

* The fund’s primary benchmark, the S&P 500 Index, returned 5.38% during the same period.

* The fund’s secondary benchmark, the Russell 1000 Growth Index, returned –0.76% during the period.

* The fund’s Lipper peer group, Large-Cap Growth Funds, had an average return of –1.70% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance Total return for class A shares for periods ended 7/31/06 Since the fund’s inception (10/2/95), average annual return is 5.23% at NAV and 4.70% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	3.75%	3.20%	44.56%	37.00%

5 years	–4.19	–5.22	–19.27	–23.51

3 years	3.70	1.86	11.51	5.67

1 year	–0.74	–5.94	–0.74	–5.94

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

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Report from the fund managers The year in review

Putnam Growth Opportunities Fund’s fiscal year was marked by memorable events, including an extremely damaging 2005 hurricane season, high oil prices, and continued increases in interest rates by the Fed. Your fund at net asset value (NAV, or without sales charges) had slightly negative results which trailed those of its primary benchmark, the S&P 500 Index, but exceeded the average for its Lipper peer group and were in line with its secondary benchmark, the Russell 1000 Growth Index. A key factor in this relative performance has been the market’s strong value orientation, which created a headwind; large-cap growth equities have underperformed value issues by almost 12 percentage points during the fund’s fiscal year. Portfolio holdings in the conglomerates and energy sectors contributed strong results. However, overall weakness within the technology and consumer cyclicals sectors, in spite of significant overweights to several key performers within the computer and leisure industries, resulted in the fund’s underperformance of the S&P 500.

Market overview

The U.S. economy expanded throughout the fund’s fiscal year in the face of a variety of obstacles. Early in the period, Hurricane Katrina devastated the U.S. Gulf Coast, and put sustained upward pressure on energy prices by knocking out production and refining capacity. Other challenges to the economy included worries about the global outbreak of avian flu, a slowdown in the record-setting housing sector, and ongoing geopolitical turmoil in the Middle East. However, growth was resilient in the face of both actual and anticipated calamities. Nevertheless, the cumulative effect of interest-rate increases by the Fed over the past two years proved to be a bigger factor in slowing market advances. Investors patiently waited for the Fed to pause in its program of rate increases, but this did not occur until after the end of the fiscal period.

It was a particularly difficult period for large-cap growth stocks, as the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by a wide

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margin. The weak market performance of growth stocks contrasted with the strong corporate earnings results that many growth companies delivered, and seemed to reflect a certain market aversion toward stocks with higher price multiples, in spite of their strong profits. In terms of sectors, utility and energy stocks were top performers during the year, as their stable earnings outlook, improving company fundamentals, and dividend yields proved attractive to investors uncertain about the economy. Stocks in the consumer sector were weak as investors looked ahead to a drop-off in consumer spending, considered likely because of rising energy prices and adjustable-rate mortgage payments. Similarly, stocks in the technology sector declined in the final months of the year as jittery investors reacted to the outlook for technology spending, even as many companies in the sector continued to report strong earnings.

Strategy overview

The fund primarily invests in stocks of large, highly competitive U.S. companies with strong revenue and earnings growth prospects. Its portfolio typically includes world-renowned companies whose size and scale, in our opinion, give them a competitive advantage. Our stock selection process is designed to allow the fund to participate when market conditions favor growth stocks.

As growth investors, we believe that market participants consistently underestimate the sustainability of

Market sector performance These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/06.

Equities

S&P 500 Index (broad stock market)	5.38%

Russell 1000 Growth Index (large-company growth stocks)	–0.76%

Russell 1000 Value Index (large-company value stocks)	11.59%

MSCI EAFE Index (international stocks)	24.01%

Russell 2000 Index (small-company stocks)	4.24%

Bonds

Lehman Aggregate Bond Index (broad bond market)	1.46%

Lehman Government Bond Index (U.S. Treasury and agency securities)	1.24%

Citigroup World Government Bond Index (global government bonds)	1.43%

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growth and returns on capital that is achievable by companies with unique and powerful competitive advantages. This is the market inefficiency we are attempting to exploit. At each step of our process, we integrate quantitative and fundamental research methods. Our quantitative models examine historical data to assess the strength, quality, and sustainability of earnings growth in the companies we follow and to determine the relative attractiveness of company valuations. Our fundamental research methods analyze industries and businesses, looking toward the future to forecast the potential growth of cash flows for each company. With these forecasts, we produce a range of possible outcomes for each company we research.

Your fund’s holdings

Our decision to maintain an overweight position in Danaher led to outperformance for the fund’s holdings in the conglomerates sector, relative to the benchmark. Danaher, a company that designs, manufactures, and markets industrial and consumer products, reported solid earnings throughout the period, and its stock price rose to reflect this increased value. Most recently, the company announced that sales had increased substantially compared to the same quarter last year and raised the lower end of its earnings expectations.

Fund holdings in the energy sector also proved rewarding. Marathon Oil, an integrated oil company with operations in producing and refining oil and distributing petroleum products, was

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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among the top contributors. Valero Energy, which focuses on refining oil, also performed well. High oil prices continue to drive the strong results in these industries, and oil demand remains robust. This trend shows no signs of slowing and these companies appear to be on track to report strong earnings growth in the upcoming months. Marathon Oil and Valero also benefited from superior production capabilities.

Although the primary detractors from performance included technology holdings, we remain committed to our positions in the sector. With regard to eBay, we believe investor concerns about near-term growth are overdone. Given our expectations for continued strength in Internet-based commerce and advertising, we think the market is underestimating the ability of this company to achieve attractive long-term growth and capital returns. Though Dell, another technology holding, was hurt by its poor service and reliance on Intel’s less competitive microprocessors, we believe that the company still has a strong business model. In our opinion, the market has over-penalized Dell and at recent valuations, the stock is reflecting unduly pessimistic growth assumptions.

Fund holding Yahoo! met its earnings expectations but failed to launch its much-promised new search product on time. The postponement of this launch until 2007 has given competitor Google more time to build its lead. Despite this short-term problem, Yahoo!’s core

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 7/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Bank of America Corp. (2.8%)	Banking

Citigroup, Inc. (2.6%)	Financial

Dell, Inc. (2.3%)	Computers

Capital One Financial Corp. (2.3%)	Consumer finance

Goldman Sachs Group, Inc. (The) (2.2%)	Investment banking/brokerage

Apple Computer, Inc. (2.1%)	Computers

Countrywide Financial Corp. (2.0%)	Consumer finance

UnitedHealth Group, Inc. (2.0%)	Health-care services

American International Group, Inc. (1.9%)	Insurance

Home Depot, Inc. (The) (1.9%)	Retail

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branded advertising business continues to grow strongly and the company dominates this area. We believe Yahoo! will eventually have a competitive search product in the marketplace and that online advertising is still in its infancy. The fund holds positions in both Yahoo! and Google, and we consider the prospects of both stocks attractive. A brighter spot in the technology sector was the fund’s significant overweight to Apple. This contributed to performance as the company continued to benefit from dramatic growth in iPod sales, gained market share with its new Intel-based Mac computers, and achieved increased success in its retail stores.

Positions within consumer cyclicals also hurt relative performance. In particular, homebuilder NVR, retailer The Home Depot, and broadcaster XM Satellite had disappointing price performance. Despite reporting an increase in first-quarter profit, NVR saw its stock price decline after it cautioned that its margins might be squeezed by higher costs of materials and slowing housing markets. The Home Depot also achieved higher profits during the first quarter, but relatively weak sales and concerns about the outlook for consumer spending punished the stock. XM Satellite retreated as the firm trimmed its 2006 forecast for new subscribers, citing a slump in demand and the slow rollout of new products. We continue to hold positions in all three stocks. Fortunately, the fund’s overweight position in casino and hotel operator Las Vegas Sands, among the portfolio’s best performers during the period, offset some of the negative trends in the consumer cyclicals sector. This company continued its upward climb as investors reacted favorably to positive analyst reports and the company’s strong results. Furthermore, plans by the gaming industry to turn Macau, a city and special administrative region of China, into a Las Vegas-style destination are expected to progress steadily, and we believe the company is well positioned to take advantage of this growth opportunity.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Currently, as a result of our fundamental stock selections, the portfolio’s largest sector overweight, relative to the benchmark, is in the technology sector. The next largest overweights are in the consumer cyclicals and financial sectors. In each of these areas, we are finding stocks with what we consider the most attractive combination of strong profit growth and reasonable valuations. The fund has underweight positions in the consumer staples, conglomerates, utilities, and communications services sectors, because our research has determined that growth prospects are lackluster and valuations are unattractive for the majority of companies in these sectors. For similar reasons, the fund also lacks exposure to the basic materials sector.

Over the next several months, our asset allocation specialists anticipate that returns from U.S. stocks will be more competitive with those of international markets based on the robust health of profits in the U.S. corporate sector. The odds of solid relative performance seem particularly good for companies with attractive growth and profitability characteristics but below-market valuations. The team expects that as investors come to discover and reward the profitability of large companies, and if the pace of equity-market appreciation moderates, U.S. market leadership will likely drift toward larger-cap, growth-oriented issues.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

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Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 7/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.23%	4.70%	4.39%	4.39%	4.45%	4.45%	4.65%	4.33%	4.96%	5.42%

10 years	44.56	37.00	33.81	33.81	34.38	34.38	37.04	32.63	41.00	47.50
Annual average	3.75	3.20	2.96	2.96	3.00	3.00	3.20	2.86	3.50	3.96

5 years	–19.27	–23.51	–22.29	–23.85	–22.26	–22.26	–21.26	–23.80	–20.24	–18.23
Annual average	–4.19	–5.22	–4.92	–5.30	–4.91	–4.91	–4.67	–5.29	–4.42	–3.95

3 years	11.51	5.67	8.96	5.96	8.93	8.93	9.82	6.28	10.68	12.35
Annual average	3.70	1.86	2.90	1.95	2.89	2.89	3.17	2.05	3.44	3.96

1 year	–0.74	–5.94	–1.55	–6.47	–1.53	–2.51	–1.27	–4.51	–0.96	–0.53

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

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Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 7/31/96 to 7/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,381 and $13,438, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $13,263 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,100 and $14,750, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 7/31/06

		Russell 1000	Lipper Large-Cap
	S&P 500	Growth	Growth Funds
	Index	Index	category average*

Annual average
(life of fund)	9.32%	6.42%	6.04%

10 years	134.08	76.67	79.54
Annual average	8.88	5.86	5.86

5 years	14.94	–3.16	–4.92
Annual average	2.82	–0.64	–1.11

3 years	36.02	21.74	19.45
Annual average	10.80	6.78	6.05

1 year	5.38	–0.76	–1.70

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 7/31/06, there were 707, 594, 480, and 167 funds, respectively, in this
Lipper category.

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Fund price and distribution information For the 12-month period ended 7/31/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.117		$0.007	$0.008	$0.041		$0.118	$0.155

Capital gains	—		—	—	—		—	—

Total	$0.117		$0.007	$0.008	$0.041		$0.118	$0.155

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
7/31/05	$13.20	$13.93	$12.44	$12.60	$12.68	$13.11	$13.12	$13.44

7/31/06	12.99	13.71	12.24	12.40	12.48	12.90	12.88	13.22

Fund performance for most recent calendar quarter Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.43%	4.91%	4.60%	4.60%	4.66%	4.66%	4.85%	4.53%	5.17%	5.63%

10 years	40.37	32.99	29.88	29.88	30.46	30.46	32.97	28.65	36.90	43.19
Annual average	3.45	2.89	2.65	2.65	2.69	2.69	2.89	2.55	3.19	3.66

5 years	–22.85	–26.91	–25.70	–27.19	–25.72	–25.72	–24.81	–27.26	–23.79	–21.89
Annual average	–5.06	–6.08	–5.77	–6.15	–5.77	–5.77	–5.54	–6.17	–5.29	–4.82

3 years	15.77	9.67	13.13	10.13	13.15	13.15	13.97	10.22	14.92	16.67
Annual average	5.00	3.12	4.20	3.27	4.20	4.20	4.46	3.30	4.74	5.27

1 year	5.17	-0.34	4.41	-0.59	4.36	3.36	4.60	1.19	4.97	5.45

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Growth Opportunities Fund from February 1, 2006, to July 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.48	$ 10.09	$ 10.09	$ 8.90	$ 7.69	$ 5.28

Ending value (after expenses)	$951.60	$947.40	$948.00	$949.80	$950.60	$953.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2006, use the calculation method below. To find the value of your investment on February 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 02/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.71	$ 10.44	$ 10.44	$ 9.20	$ 7.95	$ 5.46

Ending value (after expenses)	$1,018.15	$1,014.43	$1,014.43	$1,015.67	$1,016.91	$1,019.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Average annualized expense
ratio for Lipper peer group†	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Growth
Opportunities Fund	88%	114%	53%	61%	57%

Lipper Large-Cap Growth
Funds category average	90%	96%	92%	102%	105%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 7/31/06.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Growth Team. Robert Ginsberg and Kelly Morgan are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

Trustee and Putnam employee fund ownership

As of July 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 161,000	$ 87,000,000

Putnam employees	$4,788,000	$409,000,000

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Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $270,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Robert Ginsberg is also a Portfolio Leader of Putnam Voyager Fund and a Portfolio Member of Putnam Discovery Growth Fund.

Kelly Morgan is also a Portfolio Leader of Putnam Research Fund and Putnam Voyager Fund.

Robert Ginsberg and Kelly Morgan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended July 31, 2006, Portfolio Member Saba Malak left your fund’s management team.

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Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							*

Chief Technology Officer	2005							*

Joshua Brooks	2006							*

Deputy Head of Investments	2005							*

William Connolly	2006							*

Head of Retail Management	N/A

Kevin Cronin	2006							*

Head of Investments	2005							*

Charles Haldeman, Jr.	2006							*

President and CEO	2005							*

Amrit Kanwal	2006						*

Chief Financial Officer	2005						*

Steven Krichmar	2006						*

Chief of Operations	2005							*

Francis McNamara, III	2006							*

General Counsel	2005							*

Richard Robie, III	2006						*

Chief Administrative Officer	2005						*

Edward Shadek	2006							*

Deputy Head of Investments	2005							*

Sandra Whiston	2006						*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 7/31/05.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

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Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

* That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

* Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 62nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.)

* The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to your fund.

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* Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods

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and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

65th	95th	94th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 694, 593, and 479 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the three- and five-year periods ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blending of quantitative techniques with fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Growth Funds category for the one-, five- and ten-year periods ended June 30, 2006, were 54%, 95%, and 85%, respectively. Over the one-, five- and ten-year periods ended June 30, 2006, the fund ranked 380th out of 705, 458th out of 482, and 142nd out of 167 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Growth Opportunities Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 11, 2006

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The fund’s portfolio 7/31/06

COMMON STOCKS (99.7%)*

	Shares	Value

Aerospace and Defense (1.4%)
L-3 Communications Holdings, Inc.	55,400	$4,080,210
Lockheed Martin Corp.	64,500	5,139,360
		9,219,570

Airlines (1.9%)
JetBlue Airways Corp. † (S)	342,000	3,655,980
Southwest Airlines Co.	510,900	9,191,091
		12,847,071

Banking (8.1%)
Bank of America Corp. (S)	362,800	18,695,084
Commerce Bancorp, Inc. (S)	290,600	9,871,682
U.S. Bancorp	293,800	9,401,600
Washington Mutual, Inc.	122,600	5,480,220
Wells Fargo & Co.	141,000	10,199,940
		53,648,526

Biotechnology (3.1%)
Amgen, Inc. † #	125,300	8,738,422
Biogen Idec, Inc. † (S)	113,000	4,759,560
Genentech, Inc. †	34,000	2,747,880
Genzyme Corp. †	64,400	4,397,232
		20,643,094

Broadcasting (0.3%)
XM Satellite Radio Holdings, Inc. Class A † (S)	184,100	2,135,560

Building Materials (1.0%)
Sherwin-Williams Co. (The)	132,700	6,714,620

Communications Equipment (3.7%)
Cisco Systems, Inc. †	594,800	10,617,180
Corning, Inc. †	281,600	5,370,112
Qualcomm, Inc.	252,400	8,899,624
		24,886,916

Computers (6.7%)
Apple Computer, Inc. †	202,000	13,727,920
Autodesk, Inc. †	179,200	6,112,512
Dell, Inc. †	706,900	15,325,592
EMC Corp. †	898,400	9,118,760
		44,284,784

33

COMMON STOCKS (99.7%)* continued

	Shares	Value

Conglomerates (0.9%)
Danaher Corp. (S)	88,800	$5,789,760

Consumer Finance (4.3%)
Capital One Financial Corp.	194,200	15,021,370
Countrywide Financial Corp. (S)	374,100	13,404,003
		28,425,373

Electronics (1.4%)
Analog Devices, Inc.	113,800	3,679,154
Freescale Semiconductor, Inc. Class B †	103,080	2,939,842
Microchip Technology, Inc.	77,900	2,513,054
		9,132,050

Financial (4.8%)
American Express Co.	141,600	7,371,696
Chicago Mercantile Exchange Holdings, Inc. (The)	7,700	3,551,240
Citigroup, Inc.	354,100	17,106,571
Moody’s Corp.	76,200	4,181,856
		32,211,363

Health Care Services (6.5%)
Cardinal Health, Inc.	89,100	5,969,700
Community Health Systems, Inc. †	94,600	3,430,196
Coventry Health Care, Inc. †	82,000	4,321,400
Express Scripts, Inc. †	62,900	4,845,187
HCA, Inc. (S)	2,869	141,040
UnitedHealth Group, Inc.	279,600	13,373,268
WellPoint, Inc. †	153,600	11,443,200
		43,523,991

Homebuilding (0.9%)
NVR, Inc. †	12,600	6,237,000

Insurance (4.8%)
ACE, Ltd. (Bermuda)	124,643	6,422,854
American International Group, Inc.	212,200	12,874,174
Everest Re Group, Ltd. (Barbados)	54,700	5,175,167
Prudential Financial, Inc.	94,300	7,415,752
		31,887,947

Investment Banking/Brokerage (5.7%)
Bear Stearns Cos., Inc. (The) (S)	85,400	12,115,698
Goldman Sachs Group, Inc. (The)	97,600	14,908,400
Janus Capital Group, Inc. (S)	221,300	3,582,847
Morgan Stanley	108,029	7,183,929
		37,790,874

34

COMMON STOCKS (99.7%)* continued

	Shares	Value

Leisure (0.8%)
Harley-Davidson, Inc. (S)	90,100	$5,135,700

Lodging/Tourism (1.8%)
Las Vegas Sands Corp. †	140,400	8,709,012
Royal Caribbean Cruises, Ltd.	88,400	2,996,760
		11,705,772

Machinery (3.0%)
Caterpillar, Inc.	155,900	11,048,633
Deere (John) & Co.	54,000	3,918,780
Parker-Hannifin Corp.	64,900	4,688,376
		19,655,789

Manufacturing (0.8%)
Illinois Tool Works, Inc. (S)	118,500	5,419,005

Medical Technology (3.0%)
Becton, Dickinson and Co.	63,000	4,152,960
Boston Scientific Corp. †	323,600	5,504,436
Medtronic, Inc.	118,700	5,996,724
St. Jude Medical, Inc. †	108,400	3,999,960
		19,654,080

Oil & Gas (7.9%)
Apache Corp.	110,000	7,751,700
Devon Energy Corp. (S)	140,400	9,075,456
EOG Resources, Inc.	110,400	8,186,160
Hess Corp. (S)	100,300	5,305,870
Marathon Oil Corp.	84,200	7,631,888
Occidental Petroleum Corp.	71,100	7,661,025
Valero Energy Corp.	100,200	6,756,486
		52,368,585

Pharmaceuticals (1.7%)
Barr Pharmaceuticals, Inc. †	75,900	3,776,784
Hospira, Inc. †	81,200	3,547,628
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	129,400	4,280,552
		11,604,964

Power Producers (0.6%)
AES Corp. (The) †	220,100	4,371,186

Publishing (0.9%)
McGraw-Hill Cos., Inc. (The)	107,800	6,069,140

Real Estate (0.5%)
CB Richard Ellis Group, Inc. Class A †	140,277	3,300,718

35

COMMON STOCKS (99.7%)* continued

	Shares	Value

Restaurants (1.6%)
Starbucks Corp. † (S)	143,700	$4,923,162
Yum! Brands, Inc.	130,100	5,854,500
		10,777,662

Retail (10.0%)
Abercrombie & Fitch Co. Class A	68,237	3,613,832
Bed Bath & Beyond, Inc. †	128,200	4,292,136
Best Buy Co., Inc. (S)	101,400	4,597,476
CVS Corp.	170,400	5,575,488
Home Depot, Inc. (The)	366,900	12,735,099
Kohl’s Corp. †	113,400	6,421,842
Lowe’s Cos., Inc. (S)	333,800	9,463,230
Ross Stores, Inc. (S)	155,600	3,872,884
Staples, Inc.	493,400	10,667,308
Whole Foods Market, Inc.	89,000	5,118,390
		66,357,685

Semiconductor (0.8%)
Applied Materials, Inc.	317,300	4,994,302

Software (3.2%)
Adobe Systems, Inc. †	217,900	6,212,329
McAfee, Inc. †	151,800	3,271,290
Oracle Corp. †	619,200	9,269,424
Red Hat, Inc. †	110,700	2,621,376
		21,374,419

Technology Services (5.6%)
Accenture, Ltd. Class A (Bermuda)	201,700	5,901,742
Automatic Data Processing, Inc. (S)	104,200	4,559,792
eBay, Inc. † (S)	405,800	9,767,606
Fair Isaac Corp.	83,100	2,807,118
Google, Inc. Class A †	19,100	7,384,060
Yahoo!, Inc. †	258,000	7,002,120
		37,422,438

Telecommunications (1.3%)
Sprint Nextel Corp.	441,900	8,749,620

Transportation Services (0.7%)
United Parcel Service, Inc. Class B	62,800	4,327,546

Total common stocks (cost $682,051,425)		$662,667,110

36

SHORT-TERM INVESTMENTS (12.4%)*

	Principal amount	Value

Interest in $521,000,000 joint tri-party repurchase agreement dated July 31, 2006 with UBS Securities LLC due August 1,
2006 with respect to various U.S. Government obligations —
maturity value of $4,878,715 for an effective yield of 5.28%
(collateralized by Fannie Mae and Freddie Mac securities with yields ranging from 3.50% to 12.00% and due dates ranging from
January 1, 2007 to July 1, 2036, valued at $531,422,424)	$4,878,000	$4,878,000
Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.44% and due
dates ranging from August 1, 2006 to August 23, 2006 (d)	77,586,188	77,559,503

Total short-term investments (cost $82,437,503)		$82,437,503

TOTAL INVESTMENTS
Total investments (cost $764,488,928)		$745,104,613

* Percentages indicated are based on net assets of $664,521,207.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at July 31, 2006.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2006.

(d) See Note 1 to the financial statements.

At July 31, 2006, liquid assets totaling $2,243,750 have been designated as collateral for open futures contracts. ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 7/31/06

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation
$
S&P 500 Index (Long)	7	$2,243,150	Sep-06	$9,352

The accompanying notes are an integral part of these financial statements.

37

Statement of assets and liabilities 7/31/06

ASSETS
Investment in securities, at value, including $75,453,491 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $764,488,928)	$745,104,613

Cash	613

Dividends and other receivables	365,958

Receivable for shares of the fund sold	214,856

Receivable for securities sold	6,854,484

Total assets	752,540,524

LIABILITIES
Payable for variation margin (Note 1)	6,861

Payable for securities purchased	7,195,299

Payable for shares of the fund repurchased	1,481,345

Payable for compensation of Manager (Notes 2 and 5)	513,921

Payable for investor servicing and custodian fees (Note 2)	375,369

Payable for Trustee compensation and expenses (Note 2)	203,791

Payable for administrative services (Note 2)	1,807

Payable for distribution fees (Note 2)	334,216

Collateral on securities loaned, at value (Note 1)	77,559,503

Other accrued expenses	347,205

Total liabilities	88,019,317

Net assets	$664,521,207

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 3,482,594,420

Accumulated net realized loss on investments (Note 1)	(2,798,698,250)

Net unrealized depreciation of investments	(19,374,963)

Total — Representing net assets applicable to capital shares outstanding	$664,521,207

(Continued on next page)

38

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($353,599,691 divided by 27,227,793 shares)	$12.99

Offering price per class A share
(100/94.75 of $12.99)*	$13.71

Net asset value and offering price per class B share
($267,264,217 divided by 21,826,674 shares)**	$12.24

Net asset value and offering price per class C share
($26,723,529 divided by 2,154,617 shares)**	$12.40

Net asset value and redemption price per class M share
($9,471,997 divided by 759,260 shares)	$12.48

Offering price per class M share
(100/96.75 of $12.48)*	$12.90

Net asset value, offering price and redemption price per class R share
($64,585 divided by 5,016 shares)	$12.88

Net asset value, offering price and redemption price per class Y share
($7,397,188 divided by 559,630 shares)	$13.22

*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

39

Statement of operations Year ended 7/31/06

INVESTMENT INCOME
Dividends (net of foreign tax of $7,198)	$9,121,335

Interest (including interest income of $212,117
from investments in affiliated issuers) (Note 5)	228,397

Securities lending	132,146

Total investment income	9,481,878

EXPENSES
Compensation of Manager (Note 2)	5,302,187

Investor servicing fees (Note 2)	5,034,903

Custodian fees (Note 2)	170,468

Trustee compensation and expenses (Note 2)	46,229

Administrative services (Note 2)	27,881

Distribution fees — Class A (Note 2)	998,523

Distribution fees — Class B (Note 2)	3,488,013

Distribution fees — Class C (Note 2)	317,432

Distribution fees — Class M (Note 2)	85,034

Distribution fees — Class R (Note 2)	336

Other	591,633

Non-recurring costs (Notes 2 and 6)	12,580

Costs assumed by Manager (Notes 2 and 6)	(12,580)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(3,065,732)

Total expenses	12,996,907

Expense reduction (Note 2)	(450,466)

Net expenses	12,546,441

Net investment loss	(3,064,563)

Net realized gain on investments (Notes 1 and 3)	45,653,115

Net realized gain on swap contracts (Note 1)	1,824,051

Net realized loss on futures contracts (Note 1)	(187,822)

Net unrealized depreciation of investments, futures contracts
and swap contracts during the year	(48,176,633)

Net loss on investments	(887,289)

Net decrease in net assets resulting from operations	$(3,951,852)

The accompanying notes are an integral part of these financial statements.

40

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/06	7/31/05

Operations:
Net investment income (loss)	$(3,064,563)	$ 2,416,340

Net realized gain on investments	47,289,344	62,188,992

Net unrealized appreciation (depreciation) of investments	(48,176,633)	38,732,879

Net increase (decrease) in net assets
resulting from operations	(3,951,852)	103,338,211

Distributions to shareholders: (Note 1)

From net investment income

Class A	(3,602,474)	—

Class B	(206,896)	—

Class C	(20,816)	—

Class M	(37,744)	—

Class R	(572)	—

Class Y	(89,813)	—

Redemption fees (Note 1)	2,458	4,186

Decrease from capital share transactions (Note 4)	(263,269,172)	(457,756,325)

Total decrease in net assets	(271,176,881)	(354,413,928)

NET ASSETS
Beginning of year	935,698,088	1,290,112,016

End of year (including undistributed net investment
income of $— and $2,349,350, respectively)	$664,521,207	$ 935,698,088

The accompanying notes are an integral part of these financial statements.

41

Financial	highlights	(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
July 31, 2006	$13.20	—(d,g,i)	(.09)	(.09)	(.12)	(.12)	—(g)	$12.99	(.74)(i)	$353,600	1.26(d,i)	(.03)(d,i)	88.39
July 31, 2005	11.94	.07(d,e,f )	1.19	1.26	—	—	—(g)	13.20	10.55(f)	451,245	1.37(d)	.60(d,e,f )	114.18
July 31, 2004	11.75	(.03)(d)	.22	.19	—	—	—(g)	11.94	1.62	625,338	1.34(d)	(.26)(d)	53.05
July 31, 2003	10.90	(.01)	.86	.85	—	—	—	11.75	7.80	958,644	1.25	(.10)	61.18
July 31, 2002	16.23	(.05)	(5.28)	(5.33)	—	—	—	10.90	(32.84)	1,135,783	1.12	(.34)	56.67

CLASS B
July 31, 2006	$12.44	(.10)(d,i)	(.09)	(.19)	(.01)	(.01)	—(g)	$12.24	(1.55)(i)	$267,264	2.01(d,i)	(.77)(d,i)	88.39
July 31, 2005	11.34	(.02)(d,e,f)	1.12	1.10	—	—	—(g)	12.44	9.70(f)	425,258	2.12(d)	(.17)(d,e,f)	114.18
July 31, 2004	11.24	(.12)(d)	.22	.10	—	—	—(g)	11.34	.89	561,591	2.09(d)	(1.01)(d)	53.05
July 31, 2003	10.51	(.09)	.82	.73	—	—	—	11.24	6.95	771,151	2.00	(.85)	61.18
July 31, 2002	15.76	(.15)	(5.10)	(5.25)	—	—	—	10.51	(33.31)	890,130	1.87	(1.09)	56.67

CLASS C
July 31, 2006	$12.60	(.10)(d,i)	(.09)	(.19)	(.01)	(.01)	—(g)	$12.40	(1.53)(i)	$26,724	2.01(d,i)	(.77)(d,i)	88.39
July 31, 2005	11.48	(.02)(d,e,f)	1.14	1.12	—	—	—(g)	12.60	9.76(f)	36,807	2.12(d)	(.15)(d,e,f)	114.18
July 31, 2004	11.39	(.12)(d)	.21	.09	—	—	—(g)	11.48	.79	50,249	2.09(d)	(1.01)(d)	53.05
July 31, 2003	10.65	(.09)	.83	.74	—	—	—	11.39	6.95	82,977	2.00	(.85)	61.18
July 31, 2002	15.96	(.15)	(5.16)	(5.31)	—	—	—	10.65	(33.27)	98,836	1.87	(1.09)	56.67

CLASS M
July 31, 2006	$12.68	(.07)(d,i)	(.09)	(.16)	(.04)	(.04)	—(g)	$12.48	(1.27)(i)	$9,472	1.76(d,i)	(.52)(d,i)	88.39
July 31, 2005	11.52	.02(d,e,f )	1.14	1.16	—	—	—(g)	12.68	10.07(f )	13,271	1.87(d)	.13(d,e,f )	114.18
July 31, 2004	11.40	(.09)(d)	.21	.12	—	—	—(g)	11.52	1.05	19,795	1.84(d)	(.76)(d)	53.05
July 31, 2003	10.63	(.06)	.83	.77	—	—	—	11.40	7.24	30,905	1.75	(.60)	61.18
July 31, 2002	15.90	(.11)	(5.16)	(5.27)	—	—	—	10.63	(33.14)	37,290	1.62	(.84)	56.67

CLASS R
July 31, 2006	$13.12	(.04)(d,i)	(.08)	(.12)	(.12)	(.12)	—(g)	$12.88	(.96)(i)	$65	1.51(d,i)	(.29)(d,i)	88.39
July 31, 2005	11.90	(.01)(d,e,f )	1.23	1.22	—	—	—(g)	13.12	10.25(f)	55	1.62(d)	(.11)(d,e,f )	114.18
July 31, 2004	11.74	(.06)(d)	.22	.16	—	—	—	11.90	1.36	5	1.59(d)	(.53)(d)	53.05
July 31, 2003†	10.58	(.02)	1.18	1.16	—	—	—	11.74	10.96*	1	.79*	(.18)*	61.18

CLASS Y
July 31, 2006	$13.44	.03(d,i)	(.09)	(.06)	(.16)	(.16)	—(g)	$13.22	(.53)(i)	$7,397	1.01(d,i)	.23(d,i)	88.39
July 31, 2005	12.12	.10(d,e,f )	1.22	1.32	—	—	—(g)	13.44	10.89(f)	9,062	1.12(d)	.77(d,e,f )	114.18
July 31, 2004	11.90	—(d,g)	.22	.22	—	—	—(g)	12.12	1.85	33,135	1.09(d)	—(d,h)	53.05
July 31, 2003	11.01	.02	.87	.89	—	—	—	11.90	8.08	96,373	1.00	.14	61.18
July 31, 2002	16.35	(.01)	(5.33)	(5.34)	—	—	—	11.01	(32.66)	101,137.87		(.09)	56.67

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42                                                                                                                                                                                                                                                                                                                 43

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

		7/31/06	7/31/05	7/31/04

	Class A	0.30%	0.08%	<0.01%

	Class B	0.30	0.08	<0.01

	Class C	0.30	0.08	<0.01

	Class M	0.30	0.08	<0.01

	Class R	0.30	0.08	<0.01

	Class Y	0.30	0.08	<0.01

(e)	Reflects a special dividend received by the fund which amounted to the following amounts:
				Percentage of
			Per share	net assets

	Class A		$0.09	0.70%

	Class B		0.08	0.69

	Class C		0.08	0.70

	Class M		0.09	0.74

	Class R		0.04	0.32

	Class Y		0.08	0.60

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.07%

Class B	0.01	0.08

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.11

Class Y	0.01	0.05

(g)	Amount represents less than $0.01 per share.

(h)	Amount represents less than 0.01%.

(i)	Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to the following amounts for the period ended July 31, 2006 (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.08%

Class B	0.01	0.08

Class C	0.01	0.09

Class M	0.01	0.09

Class R	0.01	0.10

Class Y	0.01	0.08

The accompanying notes are an integral part of these financial statements.

44

Notes to financial statements 7/31/06

Note 1: Significant accounting policies

Putnam Growth Opportunities Fund (the “fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing in a portfolio primarily consisting of common stocks of a relatively small number of large U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam LLC, believes are fast-growing and whose earnings are likely to increase over time.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal

45

exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed

46

amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2006, the value of securities loaned amounted to $75,453,491. The fund received cash collateral of $77,559,503 which is pooled with collateral of other Putnam funds into 24 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $2,798,036,800 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

47

Loss Carryover	Expiration

$ 13,877,774	July 31, 2009

2,010,452,849	July 31, 2010

773,706,177	July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2007 $395,300 of losses recognized during the period November 1, 2005 to July 31, 2006.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2006, the fund reclassified $4,673,528 to decrease distributions in excess of net investment income and $4,731,669 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $58,141.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2006 were as follows:

Unrealized appreciation	$ 42,210,652
Unrealized depreciation	(61,851,765)
———————————————
Net unrealized depreciation	(19,641,113)
Capital loss carryforward	(2,798,036,800)
Post-October loss	(395,300)
Cost for federal income
tax purposes	$ 764,745,726

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J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2006, Putnam Management waived $2,381,964 of its management fee from the fund.

For the year ended July 31, 2006, Putnam Management has assumed $12,580 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2006, the fund incurred $5,205,371 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2006, the fund’s expenses were reduced by $450,466 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $382, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee. The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan. The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $30,113 and $863 from the sale of class A and class M shares, respectively, and received $452,799 and $1,656 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

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A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received $7 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $705,362,110 and $965,310,762, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 7/31/06:
Shares sold	6,179,457	$82,463,925

Shares issued
in connection
with reinvestment
of distributions	256,134	3,457,811

	6,435,591	85,921,736

Shares
repurchased	(13,386,146)	(178,534,106)

Net decrease	(6,950,555)	$(92,612,370)

Year ended 7/31/05:
Shares sold	5,625,026	$69,859,407

Shares issued
in connection
with reinvestment
of distributions	—	—

	5,625,026	69,859,407

Shares
repurchased	(23,813,219)	(296,208,619)

Net decrease	(18,188,193)	$(226,349,212)

CLASS B	Shares	Amount
Year ended 7/31/06:
Shares sold	1,141,774	$ 14,418,041

Shares issued
in connection
with reinvestment
of distributions	15,368	196,560

	1,157,142	14,614,601

Shares
repurchased	(13,514,728)	(170,244,615)

Net decrease	(12,357,586)	$(155,630,014)

Year ended 7/31/05:
Shares sold	1,708,259	$ 20,081,548

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,708,259	20,081,548

Shares
repurchased	(17,060,517)	(200,715,324)

Net decrease	(15,352,258)	$(180,633,776)

CLASS C	Shares	Amount
Year ended 7/31/06:
Shares sold	171,250	$ 2,179,040

Shares issued
in connection
with reinvestment
of distributions	1,444	18,719

	172,694	2,197,759

Shares
repurchased	(938,986)	(11,972,258)

Net decrease	(766,292)	$ (9,774,499)

Year ended 7/31/05:
Shares sold	261,675	$ 3,136,656

Shares issued
in connection
with reinvestment
of distributions	—	—

	261,675	3,136,656

Shares
repurchased	(1,716,423)	(20,489,020)

Net decrease	(1,454,748)	$(17,352,364)

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CLASS M	Shares	Amount
Year ended 7/31/06:
Shares sold	48,826	$ 627,638

Shares issued
in connection
with reinvestment
of distributions	2,820	36,686

	51,646	664,324

Shares
repurchased	(339,330)	(4,357,382)

Net decrease	(287,684)	$(3,693,058)

Year ended 7/31/05:
Shares sold	116,971	$ 1,402,408

Shares issued
in connection
with reinvestment
of distributions	—	—

	116,971	1,402,408

Shares
repurchased	(787,779)	(9,511,386)

Net decrease	(670,808)	$(8,108,978)

CLASS R	Shares	Amount
Year ended 7/31/06:
Shares sold	2,622	$ 34,995

Shares issued
in connection
with reinvestment
of distributions	43	572

	2,665	35,567

Shares
repurchased	(1,857)	(25,774)

Net increase	808	$ 9,793

Year ended 7/31/05:
Shares sold	3,953	$ 50,151

Shares issued
in connection
with reinvestment
of distributions	—	—

	3,953	50,151

Shares
repurchased	(130)	(1,689)

Net increase	3,823	$ 48,462

CLASS Y	Shares	Amount
Year ended 7/31/06:
Shares sold	110,734	$1,508,365

Shares issued
in connection
with reinvestment
of distributions	6,545	89,798

	117,279	1,598,163

Shares
repurchased	(231,929)	(3,167,187)

Net decrease	(114,650)	$(1,569,024)

Year ended 7/31/05:
Shares sold	299,855	$3,780,039

Shares issued
in connection
with reinvestment
of distributions	—	—

	299,855	3,780,039

Shares
repurchased	(2,358,387)	(29,140,496)

Net decrease	(2,058,532)	$(25,360,457)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2006, management fees paid were reduced by $6,487 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $212,117 for the year ended July 31, 2006. During the year ended July 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $240,863,227 and $251,486,998, respectively.

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Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $808,420 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

During the period, the fund received $677,281 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

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Federal tax information (Unaudited)

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Growth group for the year ended July 31, 2006. The other Putnam mutual funds in this group are Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Goldman Sachs, Citigroup Global Markets, Merrill Lynch, UBS Warburg, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 43% of the total brokerage commissions paid for the year ended July 31, 2006.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, SG Cowen, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

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About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

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Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

55

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

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As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

57

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization). Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

58

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

59

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Associate Treasurer,	Vice President
Compliance Liaison and Principal	Since 2004
Executive Officer
Since 1989	Senior Managing Director, Putnam
Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior
Senior Vice President and Treasurer	to 2003, Senior Vice President, United
Since 2004	Asset Management Corporation

Prior to 2004, Managing Director,	Francis J. McNamara, III (Born 1955)
Putnam Investments	Vice President and Chief Legal Officer

Steven D. Krichmar (Born 1958)	Since 2004
Vice President and Principal Financial Officer
Since 2002	Senior Managing Director, Putnam
Investments, Putnam Management
Senior Managing Director, Putnam	and Putnam Retail Management. Prior
Investments. Prior to July 2001, Partner,	to 2004, General Counsel, State Street
PricewaterhouseCoopers LLP	Research & Management Company

Michael T. Healy (Born 1958)	Charles A. Ruys de Perez (Born 1957)
Assistant Treasurer and Principal	Vice President and Chief Compliance Officer
Accounting Officer	Since 2004
Since 2000
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Beth S. Mazor (Born 1958)	Vice President and BSA Compliance Officer
Vice President	Since 2002
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Judith Cohen (Born 1945)
James P. Pappas (Born 1953)	Vice President, Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2004
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer
and Putnam Management. During 2002,	and Assistant Clerk
Chief Operating Officer, Atalanta/Sosnoff	Since 2005
Management Corporation; prior to 2001,
President and Chief Executive Officer,	Nancy E. Florek (Born 1957)
UAM Investment Services, Inc.	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

60

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	W. Thomas Stephens	Vice President and
Management, LLC	Richard B. Worley	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	Charles A. Ruys de Perez
	George Putnam, III	Vice President and
Marketing Services	President	Chief Compliance Officer
Putnam Retail Management
One Post Office Square	Charles E. Porter	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Associate Treasurer,	BSA Compliance Officer
Custodian
Putnam Fiduciary	Compliance Liaison and	Judith Cohen
Trust Company	Principal Executive Officer	Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Senior Vice President	Wanda M. McManus
Independent Registered	and Treasurer	Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Public Accounting Firm
KPMG LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Assistant Clerk,
Trustees		Assistant Treasurer
John A. Hill, Chairman	Michael T. Healy	and Proxy Manager
Jameson Adkins Baxter,	Assistant Treasurer and
Vice Chairman	Principal Accounting Officer
Charles B. Curtis
Myra R. Drucker	Beth S. Mazor
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	James P. Pappas
Robert E. Patterson	Vice President

Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN061 236669 9/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal
year	Audit	Audit-Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2006	$38,262*	$--	$3,050	$466
July 31, 2005	$32,778	$--	$2,778	$-

* Includes fees of $5,912 and $ - billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2006 and July 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2006 and July 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,516 and $2,778 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to the review of expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,
2006	$ -	$ -	$ -	$ -
July
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders: Not applicable Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: September 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006

Date of reporting period: August 1, 2005—July 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Research Fund

7|31|06

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam

Research

Fund

7| 31| 06

Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	58
Brokerage commissions	59
About the Trustees	60
Officers	66

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

Over the last three months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. Beginning in May, a more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the previous three months of the period.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Economic growth may, indeed, be slowing somewhat as a result of the higher rates, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment. The recent correction brought valuations back to attractive levels, creating opportunities in a wide array of markets and sectors. Furthermore, since the Fed paused in its tightening cycle shortly after the close of the reporting period, the market atmosphere has gradually become more optimistic. Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended July 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Research Fund:
building a portfolio of “best ideas”

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, investment managers use research to assess whether a company’s stock is undervalued, overvalued, or on target at its current market price. One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and within the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and the unexpected can always occur.

Putnam’s Global Equity Research Team includes more than 40 analysts, each of whom specializes in a sector and its component industries. Team members gather information from on-site interviews with company management and through meetings with sources who provide additional information

Putnam Research Fund holdings have
spanned sectors and industries over time.

about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of your balanced portfolio, you are investing in what could be called a “best ideas” fund: it represents the select stock picks of the Global Equity Research Team incorporated into a single portfolio, regardless of investment style (growth or value). Each stock pick represents a specialized and comprehensive view of a company — a view that a focused, dedicated analyst can uncover.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam’s research
analysts specialize in
sectors and industries

Consumer Broadcasting, lodging/ tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/ software, semiconductors, services

Materials Gold, metals, paper products/ packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Putnam Research Fund seeks capital appreciation by investing primarily in common stocks recommended by analysts within Putnam’s Global Equity Research Team. The portfolio typically invests in large U.S.-based companies believed to offer strong growth potential and may contain both growth and value stocks. The fund may be appropriate for investors seeking growth of capital.

Highlights

• For the 12 months ended July 31, 2006, Putnam Research Fund’s class A shares returned 0.35% without sales charges.

• Over the same period, the fund’s benchmark, the S&P 500 Index, returned 5.38% .

• The average return for the fund’s Lipper category, Large-Cap Core Funds, was 3.77% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 7/31/06

Since the fund's inception (10/2/95), average annual return is 9.07% at NAV and 8.53% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	8.31%	7.72%	122.10%	110.45%

5 years	0.52	-0.56	2.64	-2.76

3 years	7.97	6.05	25.85	19.27

1 year	0.35	-4.90	0.35	-4.90

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

Your fund’s annual return at net asset value (NAV, or without sales charges), while positive, lagged both the average return for its Lipper peer group and the return of its benchmark, the S&P 500 Index. Unfavorable stock selection across a number of sectors was the primary reason for the underperformance; while stocks in the energy and materials sectors delivered gains for the fund, the markets did not support our analysis of holdings in other areas. In several cases, most notably in the consumer and financial sectors (specifically, homebuilders and banks), we chose what our research showed were undervalued stocks. However, the market saw them as having reached a cyclical peak in their earnings and increasingly punished them as the year progressed. In a number of cases, we believe that the market has overreacted to events that are already priced into the stocks. We consider that they still offer attractive valuations, and are maintaining the positions.

Market overview

Your fund’s fiscal year began with a destructive hurricane season, continued with ongoing interest-rate increases and oil price surges, and ended with renewed unrest in the Middle East. Early on, encouraging economic data gave a lift to equity markets by spurring investors’ optimism that the Fed might be nearing the end of its program of interest-rate increases. This proved to be wishful thinking as the Fed continued its tightening campaign. Oil was a more significant factor behind early market volatility, depressing stocks when prices originally surpassed $60 a barrel in October (and ultimately topping the $70/barrel mark later in the year). By early 2006, however, investors’ spirits were buoyed by a spate of healthy corporate earnings and news that fourth-quarter GDP (gross domestic product) had slowed to an annual rate of 1.1% . This renewed hopes of a break in the Fed’s tightening cycle. Corporations increased their productivity, hired new employees, strengthened their balance sheets, and posted solid earnings results.

Toward the end of the fiscal year, investors turned more pessimistic as leading economic indicators began to warn of slower growth; global geopolitical events sent oil prices soaring and U.S. stocks plummeting during the first half of July. But an equally determined rally during the second half of the month lifted the broad market, and the S&P 500 Index recovered about half of its May/June decline. These dramatic moves reflected investors’ continuing preoccupation with the Fed and how its conclusions about inflation might affect its decision to continue or pause in its program of interest-rate tightening. The softened correction left most U.S. equity asset classes with modest single-digit gains for the period.

Strategy overview

The fund invests in stocks that represent the strongest ideas of Putnam’s global equity research analysts. The portfolio typically includes stocks of large U.S. companies believed to be worth more than their current prices indicate. Holdings can include growth and value stocks without a bias toward either style.

When discussing the strategy of your fund, it is important to remember that changes in the economic or market environment generally do not affect our decision-making process. Our strategy remains fairly constant throughout all market conditions. We take a bottom-up approach to stock selection, focusing on each individual company, the valuation of its stock, and our assessment of its

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 7/31/06.

Equities
S&P 500 Index (broad stock market)	5.38%

Russell 3000 Growth Index (multi-cap growth stocks)	-0.54%

Russell 3000 Value Index (multi-cap value stocks)	11.16%

Russell 2000 Index (small-company stocks)	4.24%

Bonds
Lehman Aggregate Bond Index (broad bond market)	1.46%

Lehman Government Bond Index (U.S. Treasury and agency securities)	1.24%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	4.64%

potential to deliver stronger performance than other companies in its industry. The analysts who manage your fund are grouped into sector teams, analyzing stocks in each sector of the fund’s benchmark, the S&P 500 Index. Each team seeks to identify stocks believed to have the potential to appreciate well above their current stock prices.

We do not make “sector bets,” buying and selling stocks based on how an entire sector is expected to perform. Rather, we select stocks after careful analysis of each individual company. The number of companies we choose within each industry sector does, however, result in stock and sector weightings that may be noticeably greater or smaller than those of the benchmark index.

Your fund’s holdings

With oil prices soaring, many oil companies clearly prospered during the fiscal year. We focused on Marathon Oil and Hess, which were particularly successful, since their earnings are more closely tied to the price of oil than larger integrated corporations.

Bear Stearns, the global investment banking, securities trading, and brokerage firm, benefited from the continued prosperity of global financial markets. As additional markets open up around the world, the combination of the company’s fixed-income brokerage business with its global reach allowed

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

the firm to boost its market share. While some investors overlooked Bear Stearns stock because they believed a weaker fixed-income environment would hurt earnings, the company’s successful growth in non-U.S. markets — as well as its diverse product line —proved them wrong.

At times, avoiding a lagging stock can be as beneficial to returns as having a position in a more rewarding one. Because our industrial analysts concluded that more focused companies provided better opportunities than large, diverse conglomerates, we chose not to hold General Electric (which declined), turning instead to two steel producers, United States Steel and Nucor. The industry is experiencing strong global demand (especially from China) that is outpacing supply. The subsequent seller’s market proved profitable for these two companies.

We viewed the stock of NVR, a mid-Atlantic homebuilder, as cheap and believed that a possible earnings decline was priced into it. During this period, however, the number of new-home cancellations was more severe than anticipated, due in part to higher interest rates and a slowdown in the housing market, and the stock lagged accordingly, hindering results. We believe in this stock and in the company’s management and fundamentals, and we added to the fund’s position over the year.

XM Satellite was hurt by a confluence of events, including a missed sales target,

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 7/31/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry
Exxon Mobil Corp. (4.0%)	Oil and gas

Bank of America Corp. (3.5%)	Banking

Citigroup, Inc. (3.3%)	Financial

Johnson & Johnson (2.5%)	Pharmaceuticals

Procter & Gamble Co. (The) (2.2%)	Consumer goods

Capital One Financial Corp. (2.0%)	Consumer finance

Sprint Nextel Corp. (1.9%)	Telecommunications

Wells Fargo & Co. (1.9%)	Banking

Bear Stearns Cos., Inc. (The) (1.9%)	Investment banking/brokerage

Home Depot, Inc. (The) (1.6%)	Retail

a competitor’s aggressive marketing efforts, and a potential FCC inquiry into whether its signal was leaking into non-subscribers’ cars (which, if true, could require extensive re-engineering). We believe that these problems will be resolved over time. The most compelling scenario to us is that increasing numbers of auto manufacturers will install XM, causing the subscriber base to grow, and that satellite radio will become a standard feature in commuters’ lives. Therefore, we have increased the fund’s position in this stock.

Shares of online auction site eBay lagged. We believe this was due to investor psychology rather than a major earnings disappointment. eBay’s original growth rate and return on capital once seemed to justify its high price, but when its cash flow and growth slowed, investors turned away. While we feel that its stock price is still in the high range, this is not a traditional company and should not, in our opinion, be evaluated by traditional metrics. We believe it offers an attractive opportunity and we began to increase the fund’s position in the second half of the period, after having reduced our exposure in the first six months of the fiscal year.

Earlier this year, we predicted strong performance from the cruise industry, given its minimal new supply, the baby-boomer audience, and good marketing. We believed — and continue to believe — that Royal Caribbean was a cheap stock that had room to grow. But the industry was hamstrung by the spike in oil prices, which are a material cost of a cruise (unlike land-based vacation destinations, which do not rely as heavily on oil). If Royal Caribbean had passed along the entire cost, they would have lost their competitive position; instead, they absorbed much of the cost, resulting in lower earnings. Our long-term forecast, however, is that the industry still has solid fundamentals and the oil crunch is priced in. We have added to the fund’s position.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Based on the robust health of the U.S. corporate sector, our asset allocation specialists anticipate that, going forward, returns from U.S. stocks will be more competitive with international markets. The odds of solid relative performance seem particularly good for companies with attractive growth and profitability characteristics but below-market valuations. They also believe that despite a small-cap rally toward the end of the fund’s fiscal year, the markets will experience a shift to large-cap leadership, especially as investors begin to reward the profitability of large companies, and as the pace of equity-market appreciation moderates.

While we are mindful of positioning the fund for a benign interest-rate environment, we employ a bottom-up approach to constructing the portfolio; we focus on individual companies and their long-term potential rather than on short-term market or economic developments. We believe investors’ long-term goals are best served by this approach to stock selection, which relies heavily on fundamental and quantitative research and analysis. Our valuation analysis indicates that a number of areas, including consumer staples, telecom, and health care are nearing the end of their current cycles. Therefore, while opportunities can occur in any industry, we believe we will find more undervalued stocks in areas such as financials and consumer cyclicals.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 7/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.07%	8.53%	8.20%	8.20%	8.25%	8.25%	8.52%	8.20%	8.80%	9.23%

10 years	122.10	110.45	105.01	105.01	106.04	106.04	111.30	104.44	116.59	125.66
Annual average	8.31	7.72	7.44	7.44	7.50	7.50	7.77	7.41	8.03	8.48

5 years	2.64	-2.76	-1.08	-3.06	-1.15	-1.15	0.14	-3.11	1.39	3.93
Annual average	0.52	-0.56	-0.22	-0.62	-0.23	-0.23	0.03	-0.63	0.28	0.77

3 years	25.85	19.27	23.05	20.05	23.10	23.10	23.98	19.95	24.86	26.71
Annual average	7.97	6.05	7.16	6.28	7.17	7.17	7.43	6.25	7.68	8.21

1 year	0.35	-4.90	-0.36	-5.34	-0.36	-1.36	-0.14	-3.38	0.09	0.55

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 7/31/96 to 7/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,501 and $20,604, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $20,444 at public offering price.  A $10,000 investment in the fund’s class R and class Y shares would have been valued at $21,659 and $22,566, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 7/31/06

		Lipper Large-Cap
	S&P 500	Core Funds
	Index	category average*

Annual average
(life of fund)	9.32%	7.74%

10 years	134.08	104.82
Annual average	8.88	7.18

5 years	14.94	7.71
Annual average	2.82	1.40

3 years	36.02	29.43
Annual average	10.80	8.91

1 year	5.38	3.77

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 7/31/06, there were 868, 734, 614, and 254 funds, respectively, in this Lipper category.

Fund price and distribution information

For the 12-month period ended 7/31/06

Distributions	Class A	Class B	Class C	Class M	Class R	Class Y

Number	1	—	—	—	1	1

Income	$0.041	—	—	—	$0.013	$0.081

Capital gains	—	—	—	—	—	—

Total	$0.041	—	—	—	$0.013	$0.081

Share value:	NAV POP	NAV	NAV	NAV POP	NAV	NAV
7/31/05	$14.49 $15.29	$13.77	$13.85	$14.03 $14.50	$14.44	$14.62

7/31/06	14.50 15.30	13.72	13.80	14.01 14.48	14.44	14.62

Fund performance for most recent calendar quarter

Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.30%	8.75%	8.43%	8.43%	8.48%	8.48%	8.74%	8.42%	9.03%	9.46%

10 years	119.62	108.18	102.64	102.64	103.64	103.64	108.74	101.94	114.27	123.11
Annual average	8.19	7.61	7.32	7.32	7.37	7.37	7.64	7.28	7.92	8.36

5 years	1.14	-4.16	-2.59	-4.54	-2.57	-2.57	-1.39	-4.56	-0.14	2.41
Annual average	0.23	-0.85	-0.52	-0.92	-0.52	-0.52	-0.28	-0.93	-0.03	0.48

3 years	30.57	23.71	27.56	24.56	27.60	27.60	28.46	24.30	29.56	31.43
Annual average	9.30	7.35	8.45	7.60	8.46	8.46	8.71	7.52	9.02	9.54

1 year	6.04	0.49	5.21	0.21	5.18	4.18	5.49	2.08	5.71	6.28

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Research Fund from February 1, 2006, to July 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.89	$ 9.56	$ 9.56	$ 8.34	$ 7.11	$ 4.67

Ending value (after expenses)	$980.40	$977.20	$976.60	$977.70	$979.00	$981.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2006, use the calculation method below. To find the value of your investment on February 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 02/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.01	$ 9.74	$ 9.74	$ 8.50	$ 7.25	$ 4.76

Ending value (after expenses)	$1,018.84	$1,015.12	$1,015.12	$1,016.36	$1,017.60	$1,020.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio*	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Average annualized expense
ratio for Lipper peer group†	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Research Fund	85%	113%	102%	132%	150%

Lipper Large-Cap Core Funds
category average	78%	81%	78%	77%	86%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 7/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Equity Research Team. Joshua Brooks and Kelly Morgan are Portfolio Leaders and Mark Bogar, John Coffey, and Charles Dane are Portfolio Members of your fund. The Portfolio Leaders and Portfolio Members coordinate the team’s management of the fund.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

Trustee and Putnam employee fund ownership

As of July 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 215,000	$ 87,000,000

Putnam employees	$5,252,000	$409,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $2,300,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders and Portfolio Members

Joshua Brooks is also a Portfolio Leader of The Putnam Fund for Growth and Income.

Kelly Morgan is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Voyager Fund.

Mark Bogar is also a Portfolio Member of Putnam Global Equity Fund.

Joshua Brooks, Kelly Morgan, Mark Bogar, John Coffey, and Charles Dane may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

Your fund’s Portfolio Leaders and Portfolio Members did not change during the year ended July 31, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•
Chief Technology Officer	2005							•

Joshua Brooks	2006							•
Deputy Head of Investments	2005							•

William Connolly	2006							•
Head of Retail Management	N/A

Kevin Cronin	2006							•
Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•
President and CEO	2005							•

Amrit Kanwal	2006						•
Chief Financial Officer	2005						•

Steven Krichmar	2006						•
Chief of Operations	2005							•

Francis McNamara, III	2006							•
General Counsel	2005							•

Richard Robie, III	2006						•
Chief Administrative Officer	2005						•

Edward Shadek	2006							•
Deputy Head of Investments	2005							•

Sandra Whiston	2006						•
Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 7/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 3rd percentile in management fees and in the 17th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

57th	47th	60th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 884, 751, and 619 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Core Funds category for the one-, five-, and ten-year periods ended June 30, 2006, were 68th, 70th, and 22nd, respectively. Over the one-, five-, and ten-year periods ended June 30, 2006, the fund ranked 570 out of 848, 422 out of 609, and 51 out of 241 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

In addition to the considerations discussed above, the Trustees, in approving the continuance of your fund’s management contract, also considered the matters described in Note 6 to the fund’s financial statements (see page 56).

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management Contract between Putnam Management and Putnam Investments Limited

In September 2006, the Trustees approved a sub-management contract between Putnam Management and Putnam Investments Limited, an affiliate of Putnam Management. The Contract Committee reviewed information provided by Putnam Management and PIL and, upon completion of this review, recommended and the Independent Trustees approved your fund’s sub-management contract, effective September 15, 2006.

The Trustees considered numerous factors they believe relevant in approving your fund’s sub-management contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in Putnam’s London office to manage a portion of your fund’s assets and PIL’s expertise in managing assets invested in European markets. The Trustees also considered that United Kingdom securities laws require a sub-advisory relationship between Putnam Management and PIL in order for Putnam’s investment professionals in London to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services and that the sub-management relationship with PIL will not reduce the nature, quality or overall level of service provided to your fund.

Other information
for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 8, 2006

The fund’s portfolio 7/31/06

COMMON STOCKS (99.7%)*

	Shares	Value

Advertising and Marketing Services (0.4%)
Omnicom Group, Inc.	37,000	$3,274,870

Aerospace and Defense (1.2%)
Lockheed Martin Corp.	122,500	9,760,800

Airlines (1.0%)
JetBlue Airways Corp. † (S)	332,800	3,557,632
Southwest Airlines Co.	280,000	5,037,200
		8,594,832

Banking (7.8%)
Bank of America Corp.	566,700	29,202,051
Commerce Bancorp, Inc.	303,100	10,296,307
U.S. Bancorp (S)	326,200	10,438,400
Wells Fargo & Co.	224,400	16,233,096
		66,169,854

Beverage (0.9%)
Coca-Cola Enterprises, Inc. (S)	359,500	7,714,870

Biotechnology (3.1%)
Amgen, Inc. † (S) #	196,200	13,682,988
Biogen Idec, Inc. †	193,500	8,150,220
MedImmune, Inc. †	156,100	3,961,818
		25,795,026

Broadcasting (0.8%)
Liberty Media Holding Corp. — Capital Series A †	33,665	2,747,401
XM Satellite Radio Holdings, Inc. Class A † (S)	317,800	3,686,480
		6,433,881

Building Materials (0.5%)
Sherwin-Williams Co. (The)	86,300	4,366,780

Cable Television (1.1%)
Comcast Corp. Class A † (S)	273,400	9,399,492

Commercial and Consumer Services (1.1%)
Cendant Corp.	629,200	9,444,292

Communications Equipment (3.0%)
Cisco Systems, Inc. †	609,100	10,872,435
Corning, Inc. †	279,500	5,330,065
Qualcomm, Inc.	218,500	7,704,310
Redback Networks, Inc. † (S)	86,400	1,335,744
		25,242,554

COMMON STOCKS (99.7%)* continued

	Shares	Value

Computers (4.0%)
Apple Computer, Inc. †	129,900	$8,828,004
Autodesk, Inc. †	138,100	4,710,591
Dell, Inc. †	401,500	8,704,520
EMC Corp. †	710,200	7,208,530
Hewlett-Packard Co.	129,700	4,138,727
		33,590,372

Conglomerates (2.4%)
Danaher Corp. (S)	118,000	7,693,600
Tyco International, Ltd. (Bermuda)	495,300	12,922,377
		20,615,977

Construction (0.4%)
Martin Marietta Materials, Inc. (S)	42,200	3,397,944

Consumer Finance (3.6%)
Capital One Financial Corp.	218,700	16,916,445
Countrywide Financial Corp.	371,600	13,314,428
		30,230,873

Consumer Goods (2.2%)
Procter & Gamble Co. (The)	333,400	18,737,080

Containers (1.3%)
Ball Corp.	120,900	4,630,470
Owens-Illinois, Inc. †	428,700	6,486,231
		11,116,701

Electric Utilities (3.6%)
Entergy Corp.	83,700	6,453,270
Exelon Corp.	194,600	11,267,340
PG&E Corp.	200,300	8,348,504
Wisconsin Energy Corp.	107,400	4,532,280
		30,601,394

Electronics (1.4%)
Analog Devices, Inc.	124,800	4,034,784
Marvell Technology Group, Ltd. (Bermuda) †	252,600	4,685,730
Microchip Technology, Inc.	88,900	2,867,914
		11,588,428

Energy (1.8%)
BJ Services Co. (S)	157,300	5,705,271
Pride International, Inc. †	168,500	5,033,095
Rowan Cos., Inc.	137,800	4,667,286
		15,405,652

Financial (3.3%)
Citigroup, Inc.	572,000	27,633,320

COMMON STOCKS (99.7%)* continued

	Shares	Value

Health Care Services (3.5%)
Cardinal Health, Inc.	94,700	$6,344,900
Caremark Rx, Inc. (S)	108,800	5,744,640
Community Health Systems, Inc. †	100,600	3,647,756
Health Management Associates, Inc. Class A	157,300	3,197,909
Lincare Holdings, Inc. † (S)	106,100	3,693,341
WellPoint, Inc. †	95,700	7,129,650
		29,758,196

Homebuilding (0.8%)
NVR, Inc. †	12,900	6,385,500

Household Furniture and Appliances (1.4%)
Whirlpool Corp. (S)	147,200	11,362,368

Insurance (3.0%)
Berkshire Hathaway, Inc. Class B †	1,960	5,972,120
Everest Re Group, Ltd. (Barbados)	99,000	9,366,390
Genworth Financial, Inc. Class A	288,900	9,909,270
		25,247,780

Investment Banking/Brokerage (3.7%)
Bear Stearns Cos., Inc. (The)	111,800	15,861,066
Goldman Sachs Group, Inc. (The)	80,000	12,220,000
Janus Capital Group, Inc. (S)	218,200	3,532,658
		31,613,724

Lodging/Tourism (1.1%)
Royal Caribbean Cruises, Ltd.	269,300	9,129,270

Machinery (2.1%)
Caterpillar, Inc. (S)	153,200	10,857,284
Parker-Hannifin Corp.	89,200	6,443,808
		17,301,092

Manufacturing (0.7%)
Illinois Tool Works, Inc.	129,200	5,908,316

Medical Technology (1.3%)
Boston Scientific Corp. †	398,900	6,785,289
St. Jude Medical, Inc. †	107,000	3,948,300
		10,733,589

Metals (1.3%)
Nucor Corp. (S)	100,002	5,317,106
United States Steel Corp. (S)	92,600	5,840,282
		11,157,388

Oil & Gas (9.2%)
Apache Corp.	139,100	9,802,377
Devon Energy Corp.	103,100	6,664,384
EOG Resources, Inc.	89,700	6,651,255

COMMON STOCKS (99.7%)* continued

	Shares	Value

Oil & Gas continued
Exxon Mobil Corp.	497,700	$33,714,198
Hess Corp. (S)	166,600	8,813,140
Marathon Oil Corp.	75,300	6,825,192
Newfield Exploration Co. †	113,500	5,264,130
		77,734,676

Pharmaceuticals (4.4%)
Barr Pharmaceuticals, Inc. † (S)	70,300	3,498,128
Johnson & Johnson	341,200	21,342,060
Pfizer, Inc.	231,495	6,016,555
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	107,400	3,552,792
Watson Pharmaceuticals, Inc. †	135,300	3,029,367
		37,438,902

Publishing (0.5%)
McGraw-Hill Cos., Inc. (The) (S)	69,800	3,929,740

Railroads (1.1%)
CSX Corp. (S)	73,800	4,478,184
Norfolk Southern Corp.	116,000	5,036,720
		9,514,904

Real Estate (0.6%)
CB Richard Ellis Group, Inc. Class A †	204,000	4,800,120

Restaurants (1.1%)
Yum! Brands, Inc.	206,900	9,310,500

Retail (10.1%)
Abercrombie & Fitch Co. Class A	119,400	6,323,424
Barnes & Noble, Inc.	119,700	4,012,344
Best Buy Co., Inc.	79,200	3,590,928
Circuit City Stores — Circuit City Group	87,300	2,138,850
CVS Corp.	257,100	8,412,312
Home Depot, Inc. (The)	397,600	13,800,696
Kohl’s Corp. †	146,300	8,284,969
OfficeMax, Inc.	169,200	6,955,812
RadioShack Corp. (S)	221,800	3,586,506
Ross Stores, Inc.	240,400	5,983,556
Staples, Inc.	430,300	9,303,086
Supervalu, Inc. (S)	344,000	9,325,840
Whole Foods Market, Inc.	68,600	3,945,186
		85,663,509

Software (3.3%)
Adobe Systems, Inc. †	242,500	6,913,675
Business Objects SA ADR (France) † (S)	126,500	3,077,745
McAfee, Inc. †	196,600	4,236,730
Oracle Corp. †	657,700	9,845,769
Red Hat, Inc. † (S)	176,300	4,174,784
		28,248,703

COMMON STOCKS (99.7%)* continued

	Shares	Value

Technology Services (2.4%)
Accenture, Ltd. Class A (Bermuda)	219,700	$6,428,422
eBay, Inc. †	240,600	5,791,242
VeriSign, Inc. †	185,000	3,317,050
Yahoo!, Inc. †	172,900	4,692,506
		20,229,220

Telecommunications (1.9%)
Sprint Nextel Corp.	829,200	16,418,160

Transportation Services (1.3%)
United Parcel Service, Inc. Class B	162,500	11,197,875

Total common stocks (cost $866,585,221)		$842,198,524

SHORT-TERM INVESTMENTS (8.3%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.44%
and due dates ranging from August 1, 2006 to
August 23, 2006 (d)	$61,978,864	$61,957,547
Putnam Prime Money Market Fund (e)	8,279,455	8,279,455

Total short-term investments (cost $70,237,002)		$70,237,002

TOTAL INVESTMENTS
Total investments (cost $936,822,223)		$912,435,526

* Percentages indicated are based on net assets of $844,799,745.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at July 31, 2006.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At July 31, 2006, liquid assets totaling $4,167,650 have been designated as collateral for open futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO SELL at 7/31/06 (aggregate face value $2,554,381)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$2,568,461	$2,554,381	9/20/06	$(14,080)

FUTURES CONTRACTS OUTSTANDING at 7/31/06

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	13	$4,165,850	Sep-06	$(3,046)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/06

ASSETS

Investment in securities, at value, including $60,309,567 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $928,542,768)	$904,156,071
Affiliated issuers (identified cost $8,279,455) (Note 5)	8,279,455

Foreign currency (cost $15) (Note 1)	16

Dividends, interest and other receivables	459,874

Receivable for shares of the fund sold	182,726

Total assets	913,078,142

LIABILITIES

Payable for variation margin (Note 1)	15,584

Payable for shares of the fund repurchased	2,938,963

Payable for compensation of Manager (Notes 2 and 5)	2,439,798

Payable for investor servicing and custodian fees (Note 2)	222,061

Payable for Trustee compensation and expenses (Note 2)	113,078

Payable for administrative services (Note 2)	1,981

Payable for distribution fees (Note 2)	342,263

Payable for open forward currency contracts (Note 1)	14,080

Collateral on securities loaned, at value (Note 1)	61,957,547

Other accrued expenses	233,042

Total liabilities	68,278,397

Net assets	$844,799,745

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,365,841,788

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(496,638,220)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(24,403,823)

Total - Representing net assets applicable to capital shares outstanding	$844,799,745

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($486,691,283 divided by 33,565,352 shares)	$14.50

Offering price per class A share
(100/94.75 of $14.50)*	$15.30

Net asset value and offering price per class B share
($234,489,764 divided by 17,096,789 shares)**	$13.72

Net asset value and offering price per class C share
($30,016,009 divided by 2,175,243 shares)**	$13.80

Net asset value and redemption price per class M share
($12,956,465 divided by 924,834 shares)	$14.01

Offering price per class M share
(100/96.75 of $14.01)*	$14.48

Net asset value, offering price and redemption price per class R share
($272,471 divided by 18,863 shares)	$14.44

Net asset value, offering price and redemption price per class Y share
($80,373,753 divided by 5,496,418 shares)	$14.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/06

INVESTMENT INCOME

Dividends	$ 14,429,521

Interest (including interest income of $325,592
from investments in affiliated issuers) (Note 5)	331,951

Securities lending	100,075

Total investment income	14,861,547

EXPENSES

Compensation of Manager (Notes 2 and 6)	5,279,343

Investor servicing fees (Note 2)	3,274,639

Custodian fees (Note 2)	168,708

Trustee compensation and expenses (Note 2)	54,992

Administrative services (Note 2)	30,507

Distribution fees — Class A (Note 2)	1,404,470

Distribution fees — Class B (Note 2)	2,882,985

Distribution fees — Class C (Note 2)	350,396

Distribution fees — Class M (Note 2)	112,841

Distribution fees — Class R (Note 2)	1,356

Other	296,252

Non-recurring costs (Notes 2 and 6)	14,893

Costs assumed by Manager (Notes 2 and 6)	(14,893)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(654,918)

Total expenses	13,201,571

Reimbursement from Manager (Note 6)	(95,496)

Expense reduction (Note 2)	(332,678)

Net expenses	12,773,397

Net investment income	2,088,150

Net realized gain on investments (Notes 1 and 3)	101,066,941

Net realized gain on futures contracts (Note 1)	277,595

Net realized loss on foreign currency transactions (Note 1)	(48)

Net realized gain on written options (Notes 1 and 3)	42,689

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(14,032)

Net unrealized depreciation of investments
and futures contracts during the year	(100,405,906)

Net gain on investments	967,239

Net increase in net assets resulting from operations	$ 3,055,389

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/06	7/31/05

Operations:
Net investment income	$ 2,088,150	$7,423,030

Net realized gain on investments and
foreign currency transactions	101,387,177	87,808,474

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(100,419,938)	94,790,432

Net increase in net assets resulting from operations	3,055,389	190,021,936

Distributions to shareholders: (Note 1)

From net investment income

Class A	(1,679,666)	(3,662,575)

Class R	(247)	(707)

Class Y	(499,726)	(743,514)

Redemption fees (Note 1)	2,857	5,363

Decrease from capital share transactions (Note 4)	(309,072,776)	(450,964,602)

Total decrease in net assets	(308,194,169)	(265,344,099)

NET ASSETS

Beginning of year	1,152,993,914	1,418,338,013

End of year (including distributions in excess of net
investment income of $— and $13,520, respectively)	$ 844,799,745	$1,152,993,914

The accompanying notes are an integral part of these financial statements.

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Financial	highlights	(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
July 31, 2006	$14.49	.06(d,j)	(.01)	.05	(.04)	—	(.04)	—(e)	$14.50	.35(j)	$486,691	1.10(d,i,j)	.44(d,j)	85.13
July 31, 2005	12.48	.11(d,g,h)	1.97	2.08	(.07)	—	(.07)	—(e)	14.49	16.67(h)	660,027	1.19(d,i)	.83(d,g,h)	113.03
July 31, 2004	11.60	.04(d)	.84	.88	—	—	—	—(e)	12.48	7.59(f )	825,727	1.13(d)	.34(d)	101.63
July 31, 2003	10.29	.06	1.25	1.31	—	—	—	—	11.60	12.73	922,788	1.15	.52	131.93
July 31, 2002	14.23	.04	(3.98)	(3.94)	—(e)	—(e)	—(e)	—	10.29	(27.67)	841,789	1.04	.33	149.58

CLASS B
July 31, 2006	$13.77	(.04)(d,j)	(.01)	(.05)	—	—	—	—(e)	$13.72	(.36)(j)	$234,490	1.85(d,i,j)	(.31)(d,j)	85.13
July 31, 2005	11.90	.01(d,g,h)	1.86	1.87	—	—	—	—(e)	13.77	15.72(h)	336,983	1.94(d,i)	.08(d,g,h)	113.03
July 31, 2004	11.13	(.05)(d)	.82	.77	—	—	—	—(e)	11.90	6.92(f )	410,863	1.88(d)	(.41)(d)	101.63
July 31, 2003	9.95	(.02)	1.20	1.18	—	—	—	—	11.13	11.86	544,487	1.90	(.23)	131.93
July 31, 2002	13.86	(.05)	(3.86)	(3.91)	—	—	—	—	9.95	(28.21)	597,784	1.79	(.41)	149.58

CLASS C
July 31, 2006	$13.85	(.04)(d,j)	(.01)	(.05)	—	—	—	—(e)	$13.80	(.36)(j)	$30,016	1.85(d,i,j)	(.31)(d,j)	85.13
July 31, 2005	11.97	.01(d,g,h)	1.87	1.88	—	—	—	—(e)	13.85	15.71(h)	40,237	1.94(d,i)	.08(d,g,h)	113.03
July 31, 2004	11.20	(.05)(d)	.82	.77	—	—	—	—(e)	11.97	6.88(f )	48,264	1.88(d)	(.41)(d)	101.63
July 31, 2003	10.01	(.03)	1.22	1.19	—	—	—	—	11.20	11.89	72,177	1.90	(.24)	131.93
July 31, 2002	13.95	(.05)	(3.89)	(3.94)	—	—	—	—	10.01	(28.24)	84,065	1.79	(.41)	149.58

CLASS M
July 31, 2006	$14.03	(.01)(d,j)	(.01)	(.02)	—	—	—	—(e)	$14.01	(.14)(j)	$12,956	1.60(d,i,j)	(.06)(d,j)	85.13
July 31, 2005	12.09	.04(d,g,h)	1.90	1.94	—	—	—	—(e)	14.03	16.05(h)	17,603	1.69(d,i)	.33(d,g,h)	113.03
July 31, 2004	11.29	(.02)(d)	.82	.80	—	—	—	—(e)	12.09	7.09(f )	22,146	1.63(d)	(.16)(d)	101.63
July 31, 2003	10.06	—(e)	1.23	1.23	—	—	—	—	11.29	12.23	35,646	1.65	.02	131.93
July 31, 2002	13.98	(.02)	(3.90)	(3.92)	—	—	—	—	10.06	(28.04)	38,493	1.54	(.16)	149.58

CLASS R
July 31, 2006	$14.44	.02(d,j)	(.01)	.01	(.01)	—	(.01)	—(e)	$14.44	.09(j)	$272	1.35(d,i,j)	.17(d,j)	85.13
July 31, 2005	12.44	.08(d,g,h)	1.95	2.03	(.03)	—	(.03)	—(e)	14.44	16.33(h)	252	1.44(d,i)	.63(d,g,h)	113.03
July 31, 2004	11.59	.02(d)	.83	.85	—	—	—	—(e)	12.44	7.33(f )	301	1.38(d)	.14(d)	101.63
July 31, 2003†	10.57	.01	1.01	1.02	—	—	—	—	11.59	9.65*	1	.74*	.14*	131.93

CLASS Y
July 31, 2006	$14.62	.10(d,j)	(.02)	.08	(.08)	—	(.08)	—(e)	$14.62	.55(j)	$80,374	.85(d,i,j)	.68(d,j)	85.13
July 31, 2005	12.60	.14(d,g,h)	1.98	2.12	(.10)	—	(.10)	—(e)	14.62	16.91(h)	97,893	.94(d,i)	1.02(d,g,h)	113.03
July 31, 2004	11.67	.08(d)	.85	.93	—	—	—	—(e)	12.60	7.97(f )	111,037	.88(d)	.59(d)	101.63
July 31, 2003	10.33	.08	1.26	1.34	—	—	—	—	11.67	12.97	115,581.90		.77	131.93
July 31, 2002	14.28	.07	(3.98)	(3.91)	(.01)	(.03)	(.04)	—	10.33	(27.47)	103,779.79		.57	149.58

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 45

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	7/31/06	7/31/05	7/31/04

Class A	<0.01%	0.01%	<0.01%

Class B	<0.01	0.01	<0.01

Class C	<0.01	0.01	<0.01

Class M	<0.01	0.01	<0.01

Class R	<0.01	0.01	<0.01

Class Y	<0.01	0.01	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total returns for each class, for the fiscal year ended July 31, 2004 would have been as follows:

Total
return

Class A	7.50%

Class B	6.83

Class C	6.79

Class M	7.00

Class R	7.25

Class Y	7.88

(g) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	net assets

Class A	$0.05	0.38%

Class B	0.05	0.38

Class C	0.05	0.38

Class M	0.05	0.38

Class R	0.06	0.42

Class Y	0.05	0.34

Financial highlights (Continued)

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.10%

Class B	0.01	0.10

Class C	0.01	0.10

Class M	0.01	0.10

Class R	0.01	0.08

Class Y	0.01	0.10

(i) Does not reflect accruals by the fund from Putnam Management related to changes in the calculation of fees pursuant to the fund’s management contract, which amounted to 0.01% and 0.13% of average net assets for the periods ended July 31, 2006 and July 31, 2005, respectively (Note 6).

(j) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to the following amounts for the period ended July 31, 2006 (Note 6):

		Percentage
	Per share	of net assets

Class A	$0.01	0.06%

Class B	0.01	0.07

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.07

Class Y	0.01	0.07

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/06

Note 1: Significant accounting policies

Putnam Research Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fee discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2006, the value of securities loaned amounted to $60,309,567. The fund received cash collateral of $61,957,547, which is pooled with collateral of other Putnam funds into 24 issues of high-grade, short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $496,178,547 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$207,028,099	July 31, 2010

289,150,448	July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2007 $14,080 of losses recognized during the period November 1, 2005 to July 31, 2006.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and distributions in excess. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2006, the fund reclassified $105,009 to decrease distributions in excess of net investment income and $298,616 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $193,607.

The tax basis components of distributable earnings and the federal tax cost as of period end July 31, 2006, were as follows:

Unrealized appreciation	$ 49,045,599
Unrealized depreciation	(73,804,568)
—————————————
Net unrealized depreciation	(24,758,969)
Capital loss carryforward	(496,178,547)
Post-October loss	(14,080)
Cost for federal income
tax purposes	$ 937,194,495

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The base management fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor’s 500 (“S&P 500”) composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each calendar quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund’s average net assets for each 1.00% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3.00%, subject to a maximum increase or decrease of 0.07% of average net assets. For the period ended July 31, 2006, the base management fee represented an effective annual basic rate of 0.60% of the fund’s average net assets before a decrease of $632,671 (0.06% of the fund’s average net assets) based on performance (for additional information on management fee adjustment, see Note 6).

Please see Note 6, Regulatory matters and litigation, for information regarding Putnam Management’s agreement with the SEC settling charges that the structure of the fund’s management fee did not comply with SEC regulations concerning performance fees.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended July 31, 2006, Putnam Management has assumed $14,893 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Effective September 15, 2006, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management will pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2006, the fund incurred $3,443,347 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2006, the fund’s expenses were reduced by $332,678 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $418, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $21,974 and $643 from the sale of class A and class M shares, respectively, and received $335,670 and $1,537 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received $100 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $839,463,556 and $1,144,476,646, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended July 31, 2006, are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of year	$—	$—

Options opened	137,150	42,689
Options exercised	—	—
Options expired	(137,150)	(42,689)
Options closed	—	—

Written options
outstanding at
end of year	$—	$—

Note 4: Capital shares

At July 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 7/31/06:
Shares sold	5,613,092	$ 81,565,424

Shares issued
in connection
with reinvestment
of distributions	112,105	1,637,849

	5,725,197	83,203,273

Shares
repurchased	(17,708,801)	(258,191,731)

Net decrease	(11,983,604)	$(174,988,458)

Year ended 7/31/05:
Shares sold	7,741,509	$ 103,342,398

Shares issued
in connection
with reinvestment
of distributions	265,720	3,581,898

	8,007,229	106,924,296

Shares
repurchased	(28,598,868)	(380,700,624)

Net decrease	(20,591,639)	$(273,776,328)

CLASS B	Shares	Amount

Year ended 7/31/06:
Shares sold	1,168,717	$ 16,185,921

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,168,717	16,185,921

Shares
repurchased	(8,543,549)	(117,900,873)

Net decrease	(7,374,832)	$(101,714,952)

Year ended 7/31/05:
Shares sold	1,219,670	$ 15,470,199

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,219,670	15,470,199

Shares
repurchased	(11,286,029)	(143,415,032)

Net decrease	(10,066,359)	$(127,944,833)

CLASS C	Shares	Amount

Year ended 7/31/06:
Shares sold	129,720	$ 1,803,834

Shares issued
in connection
with reinvestment
of distributions	—	—

	129,720	1,803,834

Shares
repurchased	(858,770)	(11,945,041)

Net decrease	(729,050)	$(10,141,207)

Year ended 7/31/05:
Shares sold	151,437	$ 1,933,109

Shares issued
in connection
with reinvestment
of distributions	—	—

	151,437	1,933,109

Shares
repurchased	(1,279,569)	(16,413,013)

Net decrease	(1,128,132)	$(14,479,904)

CLASS M	Shares	Amount

Year ended 7/31/06:
Shares sold	65,562	$926,608

Shares issued
in connection
with reinvestment
of distributions	—	—

	65,562	926,608

Shares
repurchased	(395,226)	(5,584,774)

Net decrease	(329,664)	$(4,658,166)

Year ended 7/31/05:
Shares sold	78,538	$ 1,002,938

Shares issued
in connection
with reinvestment
of distributions	—	—

	78,538	1,002,938

Shares
repurchased	(655,522)	(8,466,827)

Net decrease	(576,984)	$(7,463,889)

CLASS R	Shares	Amount

Year ended 7/31/06:
Shares sold	6,848	$98,774

Shares issued
in connection
with reinvestment
of distributions	17	247

	6,865	99,021

Shares
repurchased	(5,426)	(79,338)

Net increase	1,439	$19,683

Year ended 7/31/05:
Shares sold	6,120	$81,698

Shares issued
in connection
with reinvestment
of distributions	53	707

	6,173	82,405

Shares
repurchased	(12,969)	(177,717)

Net decrease	(6,796)	$(95,312)

CLASS Y	Shares	Amount

Year ended 7/31/06:
Shares sold	421,521	$ 6,227,148

Shares issued
in connection
with reinvestment
of distributions	33,949	499,726

	455,470	6,726,874

Shares
repurchased	(1,656,361)	(24,316,550)

Net decrease	(1,200,891)	$(17,589,676)

Year ended 7/31/05:
Shares sold	2,881,656	$ 39,937,400

Shares issued
in connection
with reinvestment
of distributions	54,791	743,514

	2,936,447	40,680,914

Shares
repurchased	(5,053,538)	(67,885,250)

Net decrease	(2,117,091)	$(27,204,336)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2006, management fees paid were reduced by $9,446 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $325,592 for the year ended July 31, 2006. During the year ended July 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $254,355,003 and $251,711,279, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $1,236,491 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

During the period, the fund received $645,472 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

On September 7, 2006, the SEC issued an order pursuant to an agreement with Putnam, settling charges that the structure of the Fund’s investment management fee in effect from April 1, 1997 (the date when the performance fee was put in effect) through September 27, 2004 did not comply with SEC regulations concerning performance fees. On November 18, 2005, Putnam reimbursed the Fund in a total amount of $1,650,602 (corresponding to a receivable of $1,555,106 recorded in the prior fiscal year and an additional receivable of $95,496 recorded on September 9, 2005) as a retroactive adjustment to the fee structure. Since September 27, 2004, the management fee has been accrued under an adjusted fee structure.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006, but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Federal tax information
(Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2006, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Research group for the year ended July 31, 2006. The other Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Goldman Sachs, UBS Warburg, Merrill Lynch, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended July 31, 2006.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and Thomas Weisel Partners.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer,
Compliance Liaison and Principal
Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Paul L. Joskow	Richard S. Robie, III
Putnam Investment	Elizabeth T. Kennan	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	Francis J. McNamara, III
Boston, MA 02109	W. Thomas Stephens	Vice President and
	Richard B. Worley	Chief Legal Officer
Investment Sub-Manager
Putnam Investments Limited	Officers	Charles A. Ruys de Perez
57–59 St. James Street	George Putnam, III	Vice President and
London, England SW1A 1LD	President	Chief Compliance Officer

Marketing Services	Charles E. Porter	Mark C. Trenchard
Putnam Retail Management	Executive Vice President,	Vice President and
One Post Office Square	Associate Treasurer,	BSA Compliance Officer
Boston, MA 02109	Compliance Liaison and
	Principal Executive Officer	Judith Cohen
Custodian		Vice President, Clerk and
Putnam Fiduciary	Jonathan S. Horwitz	Assistant Treasurer
Trust Company	Senior Vice President
	and Treasurer	Wanda M. McManus
Legal Counsel		Vice President, Senior Associate
Ropes & Gray LLP	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Independent Registered	Principal Financial Officer	Nancy E. Florek
Public Accounting Firm		Vice President, Assistant Clerk,
KPMG LLP	Michael T. Healy	Assistant Treasurer and
	Assistant Treasurer and	Proxy Manager
Trustees	Principal Accounting Officer
John A. Hill, Chairman
Jameson Adkins Baxter,	Beth S. Mazor
Vice Chairman	Vice President
Charles B. Curtis
Myra R. Drucker	James P. Pappas
Charles E. Haldeman, Jr.	Vice President

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN067 236668 9/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal
year	Audit	Audit-Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2006	$40,803*	$--	$3,050	$586
July 31, 2005	$32,778	$--	$2,778	$ -

* Includes fees of $7,353 and $ - billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2006 and July 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2006 and July 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,636 and $2,778 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to the review of expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,
2006	$ -	$ -	$ -	$ -
July
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2006